UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 20, 2015

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 20, 2015, Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), entered into a Third Amendment to Loan Agreement (“Credit Facility Amendment”) with MUFG Union Bank, N.A., formerly Union Bank, N.A. (“Union Bank”), amending the Company’s existing Loan Agreement with Union Bank initially entered into on February 26, 2013, as amended on September 10, 2013 and January 13, 2014 (the existing Loan Agreement, as amended to date, is referred to herein collectively as the “Credit Facility Agreement”).  The Credit Facility Amendment provides for (i) a new $15 million term loan (“Term Loan”); (ii) the amendment of certain financial covenants in the Credit Facility Agreement; and (iii) amendments to the Company’s existing $8 million working capital revolving line of credit (“Revolving Loan”).

The Term Loan is amortized over a period of five (5) years, with fixed quarterly principal payments of $750,000.00.  Borrowings under the Term Loan will bear interest at either (i) the London Interbank Offering Rate (“LIBOR”) plus 3.00% or (ii) the bank’s Reference Rate (prime rate), at the option of the Company.  Borrowings under the Revolving Loan will bear interest at either (i) the LIBOR plus 2.50% or (ii) the bank’s Reference Rate (prime rate) minus 0.50%, at the option of the Company.  Interest under both the Term Loan and the Revolving Loan adjust (i) at the end of each LIBOR rate period (1, 2, 3, 6 or 12 months terms) selected by the Company, if the LIBOR rate is selected; or (ii) with changes in Union Bank’s Reference Rate, if the Reference Rate is selected.  The Company paid an upfront fee of 0.10% of the Term Loan principal amount upon drawing upon the Term Loan and also pays a commitment fee of 0.10% per year on the unused portion of the Revolving Loan, payable quarterly in arrears.  Borrowings under the Term Loan and the Revolving Loan are secured by a first priority security interest on all of the Company’s personal property (including, but not limited to, accounts receivable) and proceeds thereof.  The Term Loan matures June 30, 2020, and the maturity date of the Revolving Loan was extended from March 31, 2017 to April 30, 2018.  Borrowings under the Revolving Loan may be used as a source to finance working capital, capital expenditures, acquisitions and stock buybacks and for other general corporate purposes.  Borrowing under the Term Loan is limited to use for the acquisition described under Item 2.01 of this Current Report on Form 8-K, and the Company drew down the entire $15 million of the Term Loan, together with $2.75 million under the Revolving Loan and $6.76 million from available cash on hand, in financing that acquisition.  As of May 20, 2015, there was $8 in borrowings outstanding under the Revolving Loan after giving effect to the foregoing $2.75 million draw down.

The Credit Facility Agreement contains certain customary affirmative and negative covenants and restrictive and financial covenants, including that the Company maintain specified levels of minimum consolidated liquidity and quarterly and annual EBITDA, which the Company was in compliance with as of May 20, 2015.  The Credit Facility Agreement also contains representations and warranties of the Company.  The assertions embodied in those representations and warranties were made solely for the purposes of the Credit Facility Agreement and may be subject to important qualifications and limitations.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, are subject to a contractual standard of materiality different from that generally applicable to investors, or may be used for the purpose of allocating risk between the parties rather than establishing matters of fact.  Accordingly, the representations and warranties in the Credit Facility Agreement must not be relied upon as statements of factual information.

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The foregoing description of the Credit Facility Agreement and related documents is not complete and is qualified in its entirety by reference to (i) the Credit Facility Agreement and amendments thereto, including the First Amendment to the Credit Facility Agreement, Second Amendment to the Credit Facility Agreement and the related Security Agreement, which are incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K filed with the SEC on January 17, 2014 (SEC File No. 001-34761); and (ii) the Third Amendment to the Credit Facility Agreement, the Commercial Promissory Note dated May 20, 2015 ($15,000,000 Term Loan) and the Commercial Promissory Note dated May 20, 2015 ($8,000,000 Revolving Loan), copies of which are filed as exhibits to this Current Report on Form 8-K and which are hereby incorporated by reference.

The information set forth in Item 2.01 below is hereby incorporated by reference insofar as such information relates to the entry into a material definitive agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 21, 2015, Autobytel and CDK Global, LLC., a Delaware limited liability company (“Seller”), entered into and consummated a Stock Purchase Agreement (“Purchase Agreement”) pursuant to which Autobytel acquired all of the issued and outstanding shares of common stock in Dealix Corporation, a California corporation and a subsidiary of Seller (“Dealix”), and Autotegrity, Inc., a Delaware corporation and a subsidiary of Seller (“Autotegrity”) (the foregoing purchase is referred to herein as the “Purchase Transaction”).  Dealix provides new and used car leads to automotive dealerships, dealer groups and manufacturers, and Autotegrity is a consumer leads acquisition and analytics business.

The purchase consideration consisted of $25 million in cash paid upon the closing of the Purchase Transaction, subject to an adjustment for acquired working capital.  This cash payment was financed through a draw down of the entire $15 million Term Loan and a draw down of $2.75 million under the Revolving Loan, both under the Credit Facility Agreement described in Item 1.01 of this Current Report on Form 8-K, together with $6.76 million from available cash on hand.

The Purchase Agreement contains representations, warranties, covenants and conditions that Autobytel believes are customary for a transaction of this size and type, as well as indemnification provisions subject to specified limitations.  The assertions embodied in the Company’s representations and warranties were made solely for the purposes of the Purchase Agreement and may be subject to important qualifications and limitations.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, are subject to a contractual standard of materiality different from that generally applicable to investors, or may be used for the purpose of allocating risk between the parties rather than establishing matters of fact.  Accordingly, the representations and warranties in the Purchase Agreement must not be relied upon as statements of factual information.

In connection with the Purchase Transaction, the Company and the Seller entered into an agreement pursuant to which Seller will provide to Autobytel certain transition services and arrangements.

The foregoing descriptions of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and which is hereby incorporated by reference.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Items 1.01 and 2.01 above are hereby incorporated by reference into this Item 2.03, insofar as such information relates to the creation of a direct financial obligation.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

To the extent required, the financial statements of the acquired businesses referenced in Item 2.01 of this Current Report on Form 8-K will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)           Pro forma Financial Information

To the extent required, pro forma financial information relating to the acquired businesses referenced in Item 2.01 of this Current Report on Form 8-K will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(c)           Exhibits

2.1‡
Stock Purchase Agreement dated as of May 21, 2015 by and among Autobytel Inc., a Delaware corporation, CDK Global, LLC, a Delaware limited liability company, Dealix Corporation, a California corporation, and Autotegrity, Inc., a Delaware corporation

10.1	Third Amendment to Loan Agreement dated as of May 20, 2015

10.2	Commercial Promissory Note dated May 20, 2015 ($15,000,000 Term Loan)

10.3	Commercial Promissory Note dated May 20, 2015 ($8,000,000 Revolving Loan)

‡
Certain schedules in this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K.  Autobytel will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that Autobytel may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2015
Autobytel Inc.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

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INDEX OF EXHIBITS

Exhibit No.	Description of Document
2.1‡	Stock Purchase Agreement dated as of May 21, 2015 by and among Autobytel Inc., a Delaware corporation, CDK Global, LLC, a Delaware limited liability company, Dealix Corporation, a California corporation, and Autotegrity, Inc., a Delaware corporation

10.1	Third Amendment to Loan Agreement dated as of May 20, 2015

10.2	Commercial Promissory Note dated May 20, 2015 ($15,000,000 Term Loan)

10.3	Commercial Promissory Note dated May 20, 2015 ($8,000,000 Revolving Loan)

‡
Certain schedules in this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K.  Autobytel will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that Autobytel may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.